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USAA INCOME STOCK FUND SHARES
USAA INCOME STOCK FUND INSTITUTIONAL SHARES
SUPPLEMENT DATED NOVEMBER 1, 2012
TO THE FUND'S PROSPECTUS
DATED DECEMBER 1, 2011

USAA Asset Management Company (AMCO) has committed recently to growing its internal equity management capabilities with respect to the USAA Funds. As a result, AMCO has added four new portfolio managers to the USAA Income Stock Fund (the Fund) in addition to the two current subadvisers, Grantham, Mayo Van Otterlow & Co. LLC and Epoch Investment Partners, Inc. The AMCO management team will manage the assets attributed to it in a manner consistent with the Fund's existing investment objective and strategy.

As a result of these changes, the following information has been added under "Portfolio Manager(s)" on page 6 of the Fund's prospectus:

AMCO

John P. Toohey, CFA, Vice President of Equity Investments, has co-managed a portion of the Fund since November 2012.

Wasif A. Latif, Vice President of Equity Investments, has co-managed a portion of the Fund since November 2012.

Stephan J. Klaffke, Executive Director, has co-managed a portion of the Fund since November 2012.

Julianne Bass, CFA, Assistant Vice President and Portfolio Manager, has co-managed a portion of the Fund since November 2012.

The following information has been added under the Q&A "How are the decisions to buy and sell securities made?" on page 10 of the Fund's prospectus:

AMCO

AMCO's investment philosophy will integrate three attributes in developing the Fund's portfolio: above-average dividend yield, dividend growth, and attractive valuation. We will seek to create a portfolio typically consisting of between 50 and 70 stocks, with a focus on those stocks in the Russell 1000 Index. Our bottom-up, analyst-driven approach will indentify companies with superior dividend-growth potential, while also seeking out above-average dividend yielding securities. In addition, our analysis will apply a rational, business–like approach to selecting and evaluating companies with a focus on stocks trading at a significant discount to their intrinsic value. Our investment process will create a diversified portfolio of stocks that offer both a margin of safety and exceptional opportunities for capital appreciation.

The following information has been added under "Portfolio Manager(s)" on page 16 of the Fund's prospectus:

AMCO

John P. Toohey, CFA, Vice President of Equity Investments, joined USAA in February 2009. He has co-managed a portion of the Fund since November 2012. He has 14 years of investment management experience. Prior to joining USAA, Mr. Toohey was a managing director at AIG Investments from December 2000 to January 2009, where he was responsible for the investments supporting AIG’s pension plans worldwide. He also was co-portfolio manager for four lifestyle and asset allocation funds, oversaw the equity index fund business, and served as a senior member of the external client asset allocation team. Education: B.A., Mathematics, Williams College.

Wasif A. Latif, Vice President of Equity Investments, has co-managed a portion of the Fund since November 2012. He has 14 years of investment management experience and has worked for USAA six years. Education: B.S. in finance, University of Indianapolis, and M.B.A., University of Illinois at Chicago.

Stephan J. Klaffke, CFA, Executive Director of Equity Investments, has co-managed a portion of the Fund since November 2012. Mr. Klaffke previously managed the Fund from August 1998 to June 2002. He has 29 years of investment management experience and has worked for USAA since September 2012 (Mr. Klaffke has nine years previous work experience with USAA). Prior to September 2012, however, Mr. Klaffke worked for ARX Capital Management, LLC from January 2003 to August 2012. Education: B.S. in finance, Indiana University, and an M.B.A., Texas Christian University. He is a member of the CFA Institute and the CFA Society of San Antonio.

Julianne Bass, CFA, Assistant Vice President and Portfolio Manager, has co-managed a portion of the Fund since November 2012. She has 25 years of investment management experience and has worked for USAA 13 years. Education: B.B.A., University of Texas at Austin; M.B.A., University of Houston. She is a member of the CFA Institute and the CFA Society of San Antonio.

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